EXHIBIT 10.8
                                                                       EXECUTION
                   AMENDMENT NO. 7, LIMITED WAIVER AND CONSENT
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                AMENDMENT NO. 7, LIMITED WAIVER AND CONSENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of
February 20, 2002, is among KMC TELECOM LLC, a Delaware limited liability company (f/k/a KMC TELECOM INC., a Delaware corporation) ("KMC"), KMC TELECOM II LLC, a Delaware limited liability company (f/k/a KMC TELECOM II, INC., a Delaware corporation) ("KMC II"), KMC TELECOM III LLC, a Delaware limited liability company (f/k/a KMC TELECOM III, INC., a Delaware corporation) ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"), KMC III SERVICES LLC, a Delaware limited liability company ("SERVICES"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to as the "BORROWERS"), the "Lenders" party hereto, FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and CIT LENDING SERVICES CORPORATION (f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "COLLATERAL AGENT").

                WHEREAS, the Borrowers, the Agent, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000, as amended by Amendment No. 1 thereto dated as of March 28, 2000, Amendment No. 2 thereto dated as of July 28, 2000, Amendment No. 3 and Limited Waiver thereto dated as of February 23, 2001, Amendment No. 4 and Limited Waiver thereto dated as of April 12, 2001, Amendment No. 5 and Limited Waiver thereto dated as of July 16, 2001 and Amendment No. 6 and Limited Waiver thereto dated as of January 31, 2002 (as so amended, the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement), pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers;

                WHEREAS, the Borrowers have informed the Agents and Lenders that KMC and KMC III (KMC and KMC III, collectively referred to herein as "SELLERS") have entered into an Asset Purchase Agreement (together with all schedules, exhibits and attachments thereto and as amended, restated or supplemented from time to time, the "ASSET PURCHASE AGREEMENT") dated as of December 19, 2001 by and among the Sellers, CenturyTel Solutions, LLC, a Louisiana limited liability company ("PURCHASER"), and for purposes of Section 4.3 of the Asset Purchase Agreement, CenturyTel, Inc., a Louisiana corporation, pursuant to which Sellers have agreed to sell to Purchaser and Purchaser has agreed to purchase from Sellers all of the assets used in the operation of the business of providing competitive local exchange telephone services, long distance, high speed data, Internet access, the sale of customer premises equipment, exchange


AMENDMENT NO. 7 TO LOAN AGREEMENT                                   EXECUTION
access and dedicated and special access in Monroe, Louisiana and Shreveport, Louisiana and certain surrounding areas (collectively, the "BUSINESS");

                WHEREAS, the Borrowers have requested that the Lenders (i) consent to the sale of the Business by Sellers to Purchaser (the "SUBJECT ASSET SALE") and (ii) waive certain restrictions in the Loan Agreement to permit Data Holdco to apply not more than $10,000,000 in cash to purchase on or before March 31, 2002 notes issued by KMC Holdings pursuant to the Indentures; and

                WHEREAS, the Agents and Lenders have agreed to Borrowers' request, but only on the terms and conditions, and subject to the representations and warranties, set forth herein.

                NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

                1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the satisfaction of the conditions set forth in Section 6 below (such date, the "SEVENTH AMENDMENT EFFECTIVE DATE"), the Loan Agreement shall be and hereby is amended as follows:

                1.1  AMENDMENTS TO SECTION 1.02 (DEFINITIONS).

                (a) SECTION 1.02 of the Loan Agreement is hereby amended to insert the following new definitions therein in alphabetical order:

                "'ADDITIONAL PURCHASED NOTES' shall mean the Additional Purchased Notes as defined in Section 2(a) of the Seventh Amendment.

                'PURCHASED NOTES' shall mean the Purchased Notes as defined in
         Section 2.1 of the Sixth Amendment.

                'SEVENTH AMENDMENT' shall mean that certain Amendment No. 7, Limited Waiver and Consent to Amended and Restated Loan and Security Agreement dated as of February 20, 2002 by and among the Borrowers, the Lenders and the Agent.

                'SEVENTH AMENDMENT EFFECTIVE DATE' shall mean the Seventh Amendment Effective Date as defined in the Seventh Amendment."

                (b) The definition of "Pledged Notes" as set forth in
SECTION 1.02 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                "'PLEDGED NOTES' shall mean the Purchased Notes and the Additional Purchased Notes."

                1.2  AMENDMENT TO SECTION 6.20 (CANCELLATION OF INDEBTEDNESS).
SECTION 6.20 of the Loan Agreement is hereby amended to insert the following proviso at the end thereof:



AMENDMENT NO. 7 TO LOAN AGREEMENT              2                    EXECUTION

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                "; PROVIDED that, from and after the Seventh Amendment
         Effective Date, unless (x) a Default or Event of Default shall have occurred and be continuing and (y) either (i) the Loans shall have been accelerated (automatically pursuant to Sections 9.01(e) or (f) or otherwise) or (ii) the Collateral Agent shall have commenced the exercise of remedies against all or a portion of the Collateral and shall, by written notice, elect to require payment in full of any amount due and payable on the Pledged Notes or shall otherwise exercise any rights under any applicable Loan Document in respect of the Pledged Notes, KMC may, no earlier than ten (10) days prior to each date on which a scheduled payment of interest or principal on the Pledged Notes is due and payable in cash, waive its right to receive such cash payment; PROVIDED FURTHER that the Accreted Value (as defined in the Indenture dated as of January 29, 1998) of the Pledged Notes shall in all events continue to increase in accordance with the terms thereof; no such waiver shall, or shall purport to, waive any right to any payment that may become due on or after the applicable payment date; and any cash payment made on the Pledged Notes shall be paid to a Collection Account, and otherwise applied in accordance with the terms hereof and of the other Loan Documents."

                2. LIMITED WAIVERS TO LOAN AGREEMENT. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Amendment, the Requisite Lenders hereby agree to waive, for one time only:

                (a) compliance with the restrictions contained in SECTION 6.09 of the Loan Agreement and clause (i) of the last sentence of Section 2.1
(the "AUGUST COVENANT") of that certain Limited Waiver to Loan Agreement dated as of August 30, 2001, solely to the extent necessary to permit Data Holdco to purchase on or before March 31, 2002 , in one or a series of purchases, notes issued pursuant to the Indentures (each an "ADDITIONAL PURCHASED NOTE" and collectively, the "ADDITIONAL PURCHASED NOTES") on the following terms and conditions (the "ADDITIONAL NOTE BUYBACK"), it being understood and agreed that any failure by any Loan Party to comply with the provisions of this Section 2(a) shall constitute an immediate Event of Default under the Loan Agreement;

                (1) the aggregate cash paid to purchase the Additional Purchased Notes shall not exceed $10,000,000;

                (2) the purchase price of each Additional Purchased Note shall not exceed (i) with respect to each Additional Purchased Note constituting a 12-1/2% Senior Discount Note due 2008 issued in connection with Indenture dated as of January 29, 1998, ten percent (10%) of the Accreted Value (as defined in such Indenture) of such Additional Purchased Note calculated as of the date of such purchase and (ii) with respect to each Additional Purchased Note constituting a 13-1/2% Senior Note due 2009 issued in connection with the Indenture dated as of May 24, 1999, ten percent (10%) of the face amount of such Additional Purchased Note without giving effect to any value assigned to escrowed interest payments with respect to such Additional Purchased Note;

                (3) prior to or simultaneously with the consummation of any Additional Note Buyback, (i) Data Holdco shall have distributed to KMC Holdings as a cash dividend (or other form of distribution payment pursuant to documentation in form and substance satisfactory to the Agent) a portion of the Net Asset Sale Proceeds received by Data Holdco or any Data




AMENDMENT TO NO. 7 TO LOAN AGREEMENT           3                   EXECUTION

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Subsidiaries in connection with the consummation of the securitization transaction with Qwest on December 31, 2001 equal to one hundred percent (100%) of the aggregate purchase price of the Additional Purchased Notes that are the subject of such Additional Note Buyback (the "ADDITIONAL PROCEEDS AMOUNT") and
(ii) KMC Holdings shall have contributed the Additional Proceeds Amount as an equity contribution to the capital of one or more Borrowers; it being understood and agreed that (a) the $4,600,000 distributed as a cash dividend by Data Holdco to KMC Holdings and contributed by KMC Holdings as an equity contribution to the capital of KMC II on January 2, 2002 shall be credited towards the foregoing obligations and (b) all of the foregoing distributions and contributions shall not give rise to any payment or repayment obligation from any Borrower to KMC Holdings, Data Holdco or any Data Subsidiary (or be offset against, or treated as a payment or prepayment of, any amount due or to become due from any such Person to any Borrower) or any payment or repayment obligation from KMC Holdings to Data Holdco or any Data Subsidiary (or be offset against, or treated as a payment or prepayment of, any amount due or to become due from any such Person to KMC Holdings), in each case except as may expressly be agreed by the Agent in writing pursuant to documentation in form and substance satisfactory to the Agent;

                (4) at any time the aggregate cash paid to purchase Additional Purchased Notes equals or exceeds $1,000,000 and each increment of $1,000,000 in excess thereof, promptly and in any event no later than the first Business Day following each such event, subject to the application of the provisions of SECTION 2.08(d) of the Loan Agreement, the Borrowers shall apply $1,000,000 of the Additional Proceeds Amount and equivalent increments of $1,000,000 in excess thereof to prepay the Term Loans and permanently reduce the Revolving Loan Commitment Amount (and prepay the Revolving Loans in the amount of such reduction), each on a pro rata basis, with such payments and reductions being applied to reduce the amounts set forth on Annex C to the Loan Agreement pursuant to the provisions of SECTION 2.09(d) thereof;

                (5) as soon as possible and in any event no later than the first Business Day following the consummation of any Additional Note Buyback, Data Holdco shall have transferred (directly, or indirectly through KMC Holdings) to KMC the related Additional Purchased Notes; PROVIDED that such transfer shall be effected pursuant to documentation in form and substance satisfactory to the Agent; and PROVIDED FURTHER that neither KMC nor any other Loan Party shall make any payment or otherwise incur any obligation to Data Holdco or any other Person in connection with such transfer (nor shall such transfer be offset against, or treated as a payment or prepayment of, any amount to become due from any Data Subsidiary or any such other Person); and

                (6)     as soon as possible and in any event no later than five
(5) Business Days following the consummation of any Additional Note Buyback (which date may be extended in writing by the Agent and Collateral Agent in their sole discretion), (i) KMC shall have pledged the related Additional Purchased Notes pursuant to the terms of that certain Pledge Agreement dated as of December 22, 1998 (as amended through the dated hereof and as it may be further amended, restated, supplemented or otherwise modified from time to time, the "KMC PLEDGE AGREEMENT") between KMC and the Collateral Agent, including, without limitation, by delivering to the Agents executed counterparts of the Pledge Supplement to the KMC Pledge Agreement duly executed by KMC and (ii) KMC shall have executed and delivered to the Agent and Collateral Agent an amendment to the Account Control Agreement dated as of November 8,




AMENDMENT NO. 7 TO LOAN AGREEMENT              4                   EXECUTION

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2001 among KMC, Collateral Agent and First Union National Bank, as Securities
Intermediary, modifying the definition of Eligible Investments appearing therein to include the Additional Purchased Notes, such amendment to be in form and substance acceptable to the Agent and the Collateral Agent;

                (b)     compliance with the restrictions contained in SECTION
6.07 of the Loan Agreement solely to the extent necessary to permit KMC to own the Purchased Notes and Additional Purchased Notes, or hold such notes registered in its name; and

                (c)     compliance with the restrictions contained in SECTIONS
6.09 and 6.11 of the Loan Agreement and the August Covenant solely to the extent necessary to permit Data Holdco to transfer (directly, or indirectly through KMC Holdings) to KMC all of the Additional Purchased Notes.

                3. LIMITATION OF WAIVER. Without limiting the generality of the provisions of SECTION 11.02(b) of the Loan Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrowers with the provisions of SECTIONS 6.07, 6.09, and 6.11 of the Loan Agreement and the August Covenant in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

                (a) constitute a waiver of compliance by the Borrowers with respect to (i) SECTIONS 6.07, 6.09, and 6.11 of the Loan Agreement and the August Covenant in any other instance or (ii) any other term, provision or condition of the Loan Agreement or any other instrument or agreement referred to therein; or

                (b) prejudice any right or remedy that the Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

                Except as expressly set forth herein, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                4. CONSENT TO SUBJECT ASSET SALE. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Amendment, the Agents and Requisite Lenders hereby consent pursuant to SECTION 6.03(a) of the Loan Agreement to the consummation of the Subject Asset Sale pursuant to the terms of the Asset Purchase Agreement delivered pursuant to Section 6(b) of this Amendment (the "FINAL ASSET PURCHASE AGREEMENT"); PROVIDED that:

                (a) notwithstanding anything in the Loan Agreement to the contrary, no later than five (5) Business Days prior to the consummation of the Subject Asset Sale, the Borrowers shall have delivered to the Agents and PricewaterhouseCoopers a certificate of the Chief Financial Officer of KMC Holdings dated such date setting forth a detailed calculation of the Net Asset Sale Proceeds resulting from the Subject Asset Sale, which calculation shall be in form and substance satisfactory to the Agents, and, to the best of his knowledge, a true, complete and accurate list of all agreements to be executed in connection with the Subject Asset Sale;



AMENDMENT NO. 7 TO LOAN AGREEMENT              5                  EXECUTION

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                (b) concurrently with the consummation of the Subject Asset
Sale, (i) the Borrowers shall notwithstanding anything in the Loan Agreement to the contrary, apply any Net Asset Sale Proceeds received in respect of the Subject Asset Sale to prepay, subject to SECTION 2.08(d) of the Loan Agreement, the Terms Loans and permanently reduce the Revolving Loan Commitment Amount
(and prepay the Revolving Loans in the amount of such reduction), each on a pro rata basis, in a principal amount equal to one hundred percent (100%) of the Net Asset Sale Proceeds from the Subject Asset Sale, (ii) the Borrowers shall deliver to the Agents an officer's certificate of KMC and KMC III dated the date of consummation of the Subject Asset Sale certifying that attached thereto is a true, correct and complete copy of the Final Asset Purchase Agreement without amendment or modification thereto since the Seventh Amendment Effective Date (or with such amendments or modifications thereto as acceptable to the Agents), which Final Asset Purchase Agreement is in full force and effect and (iii) all other agreements and documents executed in connection with the Final Asset Purchase Agreement shall in all respects be in form and substance satisfactory to the Agent; and

                (c) in the event Borrowers shall subsequently determine that the actual amount of Net Asset Sale Proceeds resulting from the Subject Asset Sale is greater than the amount previously applied under clause (b) above, whether as a result of any purchase price adjustment, release of amounts placed in escrow or otherwise, Borrowers shall, notwithstanding anything in the Loan Agreement to the contrary, (i) promptly apply any such excess Net Asset Sale Proceeds to prepay, subject to SECTION 2.08(d) of the Loan Agreement, the Terms Loans and permanently reduce the Revolving Loan Commitment Amount (and prepay the Revolving Loans in the amount of such reduction), each on a pro rata basis, in a principal amount equal to one hundred percent (100%) of such excess Net Asset Sale Proceeds and (ii) promptly deliver to the Agents and PricewaterhouseCoopers a certificate of the Chief Financial Officer of KMC Holdings dated the date of such payment and setting forth a detailed calculation of such excess Net Asset Sale Proceeds, which calculation shall be in form and substance satisfactory to the Agents.

                The consent set forth in this Section 4 shall cease to be of any force or effect if the Subject Asset Sale has not been consummated on or before March 31, 2002.

                5.  ACKNOWLEDGMENT; RESERVATION OF RIGHTS; RELEASE OF CLAIMS.

                5.1 ACKNOWLEDGMENT. Each Borrower acknowledges and agrees that certain Defaults or Events of Defaults may have occurred and be continuing under the Loan Agreement. Each Borrower acknowledges and agrees that, from and after the date hereof, it shall not submit to Agent or Collateral Agent a Notice of Borrowing requesting a Loan or a notice requesting the issuance of a Letter of Credit or the provision of Credit Support for a Letter of Credit without the prior written consent of Requisite Lenders.

                5.2 RESERVATION OF RIGHTS. The Agent, on behalf of the Lenders, has not, as of the date hereof except as set forth herein, exercised its rights and remedies under the Loan Agreement and the other Loan Documents with respect to any Default or Event of Default that may now exist; and the Agent, in its sole discretion, on behalf of the Lenders (and subject only to the right of the Requisite Lenders or Lenders, as the case may be, to direct the Agent to take or refrain from taking certain actions as may be set forth in the Loan Documents), may refrain from making, or continue to make, Loans or issue or renew Letters of Credit, as the case may be, to the Borrowers under the Loan Agreement. Although the Agents, on behalf of the Lenders, have


AMENDMENT NO. 7 TO LOAN AGREEMENT             6                   EXECUTION

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not as of the date hereof, except as provided herein, exercised with respect to any Default or Event of Default that may now exist any of the rights, remedies, powers and privileges of the Agents and/or the Lenders under the Loan Agreement and the other Loan Documents, such non-exercise and any future non-exercise of any rights, remedies, powers and privileges by any of the Agents or Lenders with respect to any Default or Event of Default (whether now existing or hereafter occurring), shall not in any manner be deemed or construed as a waiver thereof. Any waiver of any Default or Event of Default shall only be effective if executed and delivered in a written instrument in accordance with the provisions of SECTION 11.02 of the Loan Agreement. Each of the Agents, on behalf of the Lenders, hereby reserves its rights to exercise, without further notice to Borrowers or any other Loan Party, any and all of such rights, remedies, powers or privileges of each such Agent, on behalf of the Lenders, under the Loan Agreement at any time, and from time to time, as such Agent deems appropriate in respect of any Defaults or Events of Default that may now or hereafter exist. The Agents and Lenders hereby reserve and preserve all of their respective rights and remedies under the Loan Agreement, the other Loan Documents and applicable law, and the Agents' and Lenders' voluntary action or inaction, if any, from exercising any of such rights or remedies is not intended (and should not be construed) as a waiver of such Events of Default or a waiver of its rights and remedies with respect to them.

                5.3 RELEASE AND DISCHARGE OF CLAIMS AND ACTIONS. TO INDUCE THE AGENTS AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER AND EACH GUARANTOR ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES AND AFFILIATES EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH OF THE AGENTS AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT ANY BORROWER OR ANY GUARANTOR NOW HAVE OR EVER HAD AGAINST ANY AGENTS OR LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE SEVENTH AMENDMENT EFFECTIVE DATE.

                6. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the following conditions are satisfied:

                (a) the Agent shall have received duly executed originals of
(i) this Amendment from the Borrowers, the Requisite Lenders and the Agents and
(ii) a Reaffirmation of Guaranty in the form of Exhibit A annexed hereto duly executed by KMC Holdings, KMC I Services LLC, KMC II Services LLC, Data Holdco, KMC Financing, KMC Financial Services, Holdings IV, KMC IV, KMC IV Services LLC, KMC Telecom Leasing IV LLC and KMC Telecom IV of Virginia, Inc.; and

                (b) receipt by the Agent of a copies of the forms of Asset Purchase Agreement in all respects in form and substance satisfactory to the Agent and Requisite Lenders (which satisfaction shall be evidenced by such Lenders executing a counterpart hereof).



AMENDMENT NO. 7 TO LOAN AGREEMENT             7                   EXECUTION

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                7.  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. In order to induce the Lenders to enter into this Amendment in the manner provided herein, each Borrower hereby represents and warrants, as to each Borrower or each Loan Party, as the case may be, that after giving effect to this Amendment:

                (a) AUTHORIZATION OF AGREEMENTS; BINDING OBLIGATIONS. The execution and delivery of this Amendment and the performance of the Loan Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT") have been duly authorized by all necessary corporate action on the part of such Borrower and constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                (b) CORPORATE POWER AND AUTHORITY. Such Borrower has all requisite corporate power and authority to enter into this Amendment, and such Loan Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement, as amended by this Amendment.

                (c) NO CONFLICT. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable such Borrower, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of such Borrower or any order, judgment or decree of any court or other agency or government binding on such Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Borrower (other than Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of such Borrower.

                (d) GOVERNMENT CONSENTS. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                (e) REAFFIRMATION. Upon the effectiveness of this Amendment, such Borrower hereby reaffirms, subject to Section 5.1 hereof, all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agrees that, subject to Section 5.1 hereof, all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                8. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.


AMENDMENT NO. 7 TO LOAN AGREEMENT             8                   EXECUTION

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                (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement,"
"this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                9. FEES AND EXPENSES. Each Borrower acknowledges and agrees that all costs, fees and expenses as described in SECTION 11.04 of the Loan Agreement incurred by Agents, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

                10.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF
NEW YORK.

                11.PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

                12.COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



AMENDMENT NO. 7 TO LOAN AGREEMENT             9                   EXECUTION

                IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                THE BORROWERS:

                                 KMC TELECOM LLC (f/k/a KMC TELECOM
                                 INC.)

                                 KMC TELECOM II LLC (f/k/a KMC TELECOM
                                 II, INC.)

                                 KMC TELECOM III LLC (f/k/a KMC TELECOM
                                 III, INC.)

                                 KMC TELECOM OF VIRGINIA, INC.

                                 KMC TELECOM.COM, INC.

                                 In each case:


                                 By:/s/ Constance Loosemore
                                    ________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer

                                 KMC TELECOM LEASING I LLC
                                 By:  KMC TELECOM INC., as its Sole Member


                                 By:/s/ Constance Loosemore
                                    ________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer


                                 KMC TELECOM LEASING II LLC
                                 By: KMC TELECOM II, INC., as its Sole Member


                                 By:/s/ Constance Loosemore
                                    ________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer


AMENDMENT NO. 7 TO LOAN AGREEMENT             S-1                  EXECUTION

                                 KMC TELECOM LEASING III LLC

                                 KMC III SERVICES LLC

                                 In each case:

                                 By:  KMC TELECOM III, INC., as Sole Member


                                 By:/s/ Constance Loosemore
                                    ________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer


                                 FIRST UNION NATIONAL BANK, as the Agent
                                 and as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 CIT LENDING SERVICES CORPORATION
                                 (f/k/a NEWCOURT COMMERCIAL FINANCE
                                 CORPORATION), as the Collateral Agent and as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 CANADIAN IMPERIAL BANK
                                 OF COMMERCE, as a Lender


                                 By:________________________
                                 Name:
                                 Title:




AMENDMENT NO. 7 TO LOAN AGREEMENT             S-2                  EXECUTION

                                 KMC TELECOM LEASING III LLC

                                 KMC III SERVICES LLC

                                 In each case:

                                 By:  KMC TELECOM III, INC., as Sole Member


                                 By:________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer


                                 FIRST UNION NATIONAL BANK, as the Agent
                                 and as a Lender


                                 By: /s/ G.C. Ullrich
                                     ________________________
                                 Name:  G.C. Ullrich
                                 Title: Senior Vice President


                                 CIT LENDING SERVICES CORPORATION
                                 (f/k/a NEWCOURT COMMERCIAL FINANCE
                                 CORPORATION), as the Collateral Agent and as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 CANADIAN IMPERIAL BANK
                                 OF COMMERCE, as a Lender


                                 By:________________________
                                 Name:
                                 Title:




AMENDMENT NO. 7 TO LOAN AGREEMENT             S-2                  EXECUTION

                                 KMC TELECOM LEASING III LLC

                                 KMC III SERVICES LLC

                                 In each case:

                                 By:  KMC TELECOM III, INC., as Sole Member


                                 By:________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer


                                 FIRST UNION NATIONAL BANK, as the Agent
                                 and as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 CIT LENDING SERVICES CORPORATION
                                 (f/k/a NEWCOURT COMMERCIAL FINANCE
                                 CORPORATION), as the Collateral Agent and as a Lender


                                 By:/s/ Michael V. Monahan
                                    ________________________
                                 Name:   Michael V. Monahan
                                 Title:  Vice President


                                 CANADIAN IMPERIAL BANK
                                 OF COMMERCE, as a Lender


                                 By:________________________
                                 Name:
                                 Title:




AMENDMENT NO. 7 TO LOAN AGREEMENT             S-2                  EXECUTION

                                 KMC TELECOM LEASING III LLC

                                 KMC III SERVICES LLC

                                 In each case:

                                 By:  KMC TELECOM III, INC., as Sole Member


                                 By:________________________
                                 Name:   Constance Loosemore
                                 Title: Vice President, Treasurer


                                 FIRST UNION NATIONAL BANK, as the Agent
                                 and as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 CIT LENDING SERVICES CORPORATION
                                 (f/k/a NEWCOURT COMMERCIAL FINANCE
                                 CORPORATION), as the Collateral Agent and as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 CANADIAN IMPERIAL BANK
                                 OF COMMERCE, as a Lender


                                 By:/s/ Jacqueline Stewart
                                    ________________________
                                 Name:  Jacqueline Stewart
                                 Title: Executive Director
                                        CIBC Inc., As Agent




AMENDMENT NO. 7 TO LOAN AGREEMENT             S-2                  EXECUTION

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as a Lender


                                 By:/s/Brian P. Ward
                                    ________________________
                                 Name:  BRIAN P. WARD
                                 Title: MANAGER-OPERATIONS


                                 LT HOLDCO II LLC, as a Lender
                                 By: SFG XVI, Inc., its Manager


                                 By:/s/ Kevin Curtin
                                    ________________________
                                 Name:  Kevin Curtin
                                 Title: Vice President


                                 CREDIT SUISSE FIRST BOSTON, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 DRESDNER BANK AG NEW YORK AND
                                 GRAND CAYMAN BRANCHES, as a Lender


                                 By:________________________
                                 Name:
                                 Title:

                                 By:________________________
                                 Name:
                                 Title:


                                 MORGAN STANLEY SENIOR FUNDING, INC.,
                                 as a Lender


                                 By:________________________
                                 Name:
                                 Title:




AMENDMENT NO. 7 TO LOAN AGREEEMNT             S-3                  EXECUTION

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 LT HOLDCO II LLC, as a Lender
                                 By: SFG XVI, Inc., its Manager


                                 By:________________________
                                 Name:
                                 Title:


                                 CREDIT SUISSE FIRST BOSTON, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 DRESDNER BANK AG NEW YORK AND
                                 GRAND CAYMAN BRANCHES, as a Lender


                                 By:/s/ Brian K. Schneider
                                    ________________________
                                 Name:   BRIAN K. SCHNEIDER
                                 Title:  Associate

                                 By:/s/ Brian E. Haughney
                                    ________________________
                                 Name:  BRIAN E. HAUGHNEY
                                 Title: VICE PRESIDENT


                                 MORGAN STANLEY SENIOR FUNDING, INC.,
                                 as a Lender


                                 By:________________________
                                 Name:
                                 Title:




AMENDMENT NO. 7 TO LOAN AGREEEMNT             S-3                  EXECUTION

                                 MORGAN STANLEY DEAN WITTER PRIME
                                 INCOME TRUST, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 UNION BANK OF CALIFORNIA, N.A., as a
                                 Lender


                                 By:/s/ Jean-Pierre Knight
                                    ________________________
                                 Name:  Jean-Pierre Knight
                                 Title: Assistant Vice President


                                 STEIN ROE & FARNHAM INCORPORATED as
                                 agent for KEYPORT LIFE INSURANCE
                                 COMPANY, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 IBM CREDIT CORPORATION, as a Lender


                                 By:________________________
                                 Name:
                                 Title:



AMENDMENT NO. 7 TO LOAN AGREEMENT             S-4                  EXECUTION

                                 MORGAN STANLEY DEAN WITTER PRIME
                                 INCOME TRUST, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 UNION BANK OF CALIFORNIA, N.A., as a
                                 Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 STEIN ROE & FARNHAM INCORPORATED as
                                 agent for KEYPORT LIFE INSURANCE
                                 COMPANY, as a Lender


                                 By:/s/ James R. Fellows
                                    ________________________
                                 Name:  James R. Fellows
                                 Title: Sr. Vice President & Portfolio Manager


                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY, as a Lender


                                 By:/s/ James R. Fellows
                                    ________________________
                                 Name: James R. Fellows
                                 Title:Senior Vice President
                                       Stein Roe & Farnham Incorporated,
                                       as Advisor to the Stein Roe Floating Rate
                                       Limited Liability Company

                                 IBM CREDIT CORPORATION, as a Lender


                                 By:________________________
                                 Name:
                                 Title:



AMENDMENT NO. 7 TO LOAN AGREEMENT             S-4                  EXECUTION

                                 MORGAN STANLEY DEAN WITTER PRIME
                                 INCOME TRUST, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 UNION BANK OF CALIFORNIA, N.A., as a
                                 Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 STEIN ROE & FARNHAM INCORPORATED as
                                 agent for KEYPORT LIFE INSURANCE
                                 COMPANY, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY, as a Lender


                                 By:________________________
                                 Name:
                                 Title:


                                 IBM CREDIT CORPORATION, as a Lender


                                 By:/s/ Steven A. Flanagan
                                    ________________________
                                 Name:   STEVEN A. FLANAGAN
                                 Title:  MANAGER, GLOBAL SPECIAL HANDLING



AMENDMENT NO. 7 TO LOAN AGREEMENT             S-4                  EXECUTION